UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2009

Zhongpin Inc.
 (Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-112111 (Commission File Number)	54-2100419 (IRS Employer Identification No.)

21 Changshe Road, Changge City, Henan Province People’s Republic of China (Address of principal executive offices)	(Zip Code)

011 86-10-82861788
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02.                                Results of Operations and Financial Condition.

On November 2, 2009, we issued a press release announcing a conference call to be held by us on Tuesday, November 10, 2009 at 8:00 a.m. U.S. Eastern Standard Time to discuss the results of operations for the quarter ended September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 7 – REGULATION FD

Item 7.01.                                Regulation FD Disclosure.

The description of our press release in Item 2.02 above is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 7.01. Regulation FD.”  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Document

99.1	Press Release of Zhongpin Inc., dated November 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONGPIN INC. (Registrant)

Dated: November 3, 2009	By:	/s/ Xianfu Zhu
Name: Xianfu Zhu
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release of Zhongpin Inc., dated November 2, 2009.